1114 Avenue of the Americas, 27th Floor
New York, NY 10036

November 10, 2017

OHA Investment Corporation
1114 Avenue of the Americas, 27th Floor
New York, NY 10036

Re: Incentive Fee Waiver

Dear Members of the Board of Directors of OHA Investment Corporation:

Reference is hereby made to the Investment Advisory Agreement (the “Agreement”) dated September 30, 2014, by and between Oak Hill Advisors, L.P. (the “Adviser”) and OHA Investment Corporation (the “Company”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

The Adviser hereby agrees to waive any Incentive Fee that would otherwise be paid by the Company to the Adviser under Section 5.3 of the Agreement relating to fiscal years ending December 31, 2017 and December 31, 2018. Thereafter, such waiver may be extended solely by means of a written agreement between both parties.

OAK HILL ADVISORS, L.P.
By: Oak Hill Advisors GenPar, L.P., its general partner

By: Oak Hill Advisors MGP, Inc., its managing general partner

By: /s/ Michael Blumstein
Name: Michael Blumstein
Title: Authorized Signatory

Your signature below acknowledges acceptance of this Agreement:
OHA INVESTMENT CORPORATION
By: /s/ Steven Wayne
Name: Steven Wayne
Title: President

Oak Hill Advisors, L.P.     1114 Avenue of the Americas, 27th Floor    New York, New York 10036    T(212) 326 1500

www.oakhilladvisors.com